UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549
                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                February 20, 2007
                              MACROCHEM CORPORATION
             (Exact name of registrant as specified in its charter)


        Delaware                   0-13634                     04 274474
     (State or other       (Commission file number)          (IRS employer
     jurisdiction of                                      identification number)
incorporation or organization)



           40 Washington Street, Suite 220, Wellesley Hills, MA 02481
    ------------------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (781) 489-7310


    ------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

___Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
___Soliciting material pursuant to rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)
___Pre-commencement communications pursuant to rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
___Pre-commencement communications pursuant to rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 20, 2007, Glenn E. Deegan, Vice President and General Counsel, gave notice of his intention to resign from the Company. The resignation is expected to be effective on or about March 9, 2007.



                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            MACROCHEM CORPORATION



Dated:  February 23, 2007           By:/s/ Bernard R. Patriacca
                                       -------------------------------
                                       Name:   Bernard R. Patriacca
                                       Title:  Vice President and
                                               Chief Financial Officer